UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 21, 2011

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 2500, 645-7 Avenue SW, Calgary, Alberta, Canada	T2P 4G8
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On September 21, 2011, Lone Pine Resources Inc., as parent (“Lone Pine”), and Lone Pine Resources Canada Ltd., as borrower (“LPR Canada”), entered into the Second Amendment (the “Amendment”) to that certain Credit Agreement dated as of March 18, 2011, by and among Lone Pine, LPR Canada, JPMorgan Chase Bank, N.A., Toronto branch as Administrative Agent and the other agents and Lenders party thereto (as amended, the “Credit Agreement”), the operative provisions of which become effective on June 1, 2011.  The Credit Agreement was amended pursuant to the provisions of the Amendment as follows: (i) the negative covenant regarding hedges was amended and restated, (ii) the dates of delivery of Reserve Reports were amended from February 15th and August 15th of each year to March 30th and September 1st, respectively, for the year 2012 and March 1st and September 1st for each year thereafter, respectively, (iii) the dates of the semi-annual Borrowing Base Redeterminations were amended from April 1st and October 1st of each year to May 1st and November 1st, respectively, (iv) the Borrowing Base was amended to be C$425,000,000 and (v) the Company paid an upfront fee to each Lender of 60 bps on the amount of such Lender’s Borrowing Base increase.  The operative provisions of the Amendment became effective on September 21, 2011.

The foregoing description of Amendment is qualified in its entirety to the full text of the Amendment, a copy of which is attached to this report as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.01.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 under the caption “Second Amendment to Credit Agreement” is hereby incorporated by reference into this Item 2.03.

Item 5.02.                                          Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)         On September 20, 2011, H. Craig Clark resigned from the board of directors of Lone Pine (the “Board”) to be effective at 5:00 p.m. (Mountain Time) on September 30, 2011, contingent on the completion of the special stock dividend by Forest Oil Corporation (“Forest”) to its shareholders of 70,000,000 shares of common stock of Lone Pine owned by Forest, representing approximately 82% of the outstanding shares of Lone Pine common stock (the “Distribution”).  The Distribution will be made on September 30, 2011 to Forest shareholders of record as of the close of business on September 16, 2011.

(d)         On September 21, 2011, the Board elected Donald McKenzie and Ron Wonnacott to serve as members of the Board, to be effective at 5:00 p.m. (Mountain Time) on September 30, 2011, contingent on completion of the Distribution.

Donald McKenzie

Donald McKenzie, 62, will be elected to the Board at 5:00 p.m. (Mountain Time) on September 30, 2011, contingent on completion of the Distribution.  Mr. McKenzie served as President and Chief Executive Officer of M-I SWACO, a subsidiary of Smith International (“Smith”), from January 2006 to December 2009, and Mr. McKenzie served as advisor to the Chief Executive Officer, President and Chief Operating Officer of Smith from January 1, 2010 to September 2010.  Mr. McKenzie retired from Smith in September 2010.  Prior to 2006, Mr. McKenzie served as regional Vice-President, Europe & Africa, for Smith and held other senior positions with the Smith group of companies. From March 2008 to September 2010, Mr. McKenzie served on the board of directors of CE Franklin Ltd. Mr. McKenzie is a member of the Society of Petroleum Engineers, the International Association of Drilling Contractors, and the Institute of Corporate Directors.

Mr. McKenzie will serve as a Class I director and will replace H. Craig Clark as Chairman of the compensation committee of the Board and as a member of the nominating and governance committee of the Board.

Rob Wonnacott

Rob Wonnacott, 52, will be elected to the Board at 5:00 p.m. (Mountain Time) on September 30, 2011, but contingent on completion of the Distribution.  Mr. Wonnacott served as the Chief Financial Officer of Grizzly Oil Sands ULC, a privately owned bitumen development company, from January 2011 to June 2011.  Mr. Wonnacott held various senior positions at National Bank Financial Inc. from 2001 to 2009, including Managing Director and Vice Chairman of Corporate and Investment Banking, and was responsible for the investment banking practice in the oil and gas utilities sectors.  From 1991 to 2001, Mr. Wonnacott held various investment banking positions, including Managing Director, with BMO Nesbitt Burns Inc.  Mr. Wonnacott received his B.Sc., with honors, in civil engineering from Queens University and his MBA from the University of Western Ontario.

Mr. Wonnacott will serve as a Class II director and will replace David M. Fitzpatrick on the audit and reserves committee.

Pursuant to the Company’s 2011 Stock Incentive Plan, each of Mr. McKenzie and Mr. Wonnacott will receive, as of the date of their election to the Board, an award covering a number of shares of Company common stock equal to the quotient obtained by dividing $100,000 by the fair market value of a share of Company common stock on the date of such election.  In the case of Mr. McKenzie, the award will be made by way of a restricted stock award under such plan. In the case of Mr. Wonnacott, a Canadian director, the award will be made by way of a phantom stock unit award under such plan.

Item 7.01.                                          Regulation FD Disclosure.

A copy of Lone Pine’s press release announcing the borrowing base increase, an operational update, the Board changes and an executive appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01                                             Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1

Second Amendment dated September 21, 2011 to Credit Agreement dated March 18, 2011 among Lone Pine Resources Inc., as parent, Lone Pine Resources Canada Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent

99.1	Press release of Lone Pine Resources Inc. dated September 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated:	September 21, 2011	By:	/s/ DAVID M. ANDERSON
David M. Anderson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Second Amendment dated September 21, 2011 to Credit Agreement dated March 18, 2011 among Lone Pine Resources Inc., as parent, Lone Pine Resources Canada Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent

99.1	Press release of Lone Pine Resources Inc. dated September 21, 2011.